EXECUTION COPY






             SECURITY AGREEMENT


                   between





         Aegis Acceptance Corp. and

        Aegis Consumer Finance, Inc.,

                as Grantors




                     AND




            III Finance, Ltd. and

              III Global, Ltd.,

             as Secured Parties



         Dated as of March 14, 1997

              TABLE OF CONTENTS


SECTION 1.   Defined Terms . . . . . . . . .1

SECTION 2   Grant of Security. . . . . . . .3

SECTION 3.   Security for Obligations;
     Subordination of Security Interest. . .4

SECTION 4.   Grantors Remain Liable. . . . .4

SECTION 5.   Representations and Warranties.5

SECTION 6.   Perfection and Maintenance of
     Security Interest and Lien. . . . . . .5

SECTION 7.   Financing Statements. . . . . .6

SECTION 8.   Filing Costs. . . . . . . . . .6

SECTION 9.   Schedule of Collateral. . . . .6

SECTION 10.  Grantor Covenants . . . . . . .6

SECTION 11. The Secured Parties Appointed
     Attorneys-in-Fact . . . . . . . . . . .7

SECTION 12.  The Secured Parties May Perform8

SECTION 13.  Secured Parties' Duties . . . .8

SECTION 14.  Remedies. . . . . . . . . . . .9

SECTION 15.  Exercise of Remedies. . . . . 10

SECTION 16.  Injunctive Relief . . . . . . 10

SECTION 17.  Interpretation and Inconsistencies;
     Merger. . . . . . . . . . . . . . . . 10

SECTION 18.  Expenses. . . . . . . . . . . 10

SECTION 19.  Amendments, Etc.. . . . . . . 10

SECTION 20.  Notices . . . . . . . . . . . 10

SECTION 21.  Continuing Security Interest;
     Termination . . . . . . . . . . . . . 11

SECTION 22.  Severability; No Strict
     Construction. . . . . . . . . . . . . 11

SECTION 23.  GOVERNING LAW . . . . . . . . 11

SECTION 24.  CONSENT TO JURISDICTION;
     SERVICE OF PROCESS; JURY TRIAL. . . . 11
          (A)  EXCLUSIVE JURISDICTION. . . 12
          (B)  OTHER JURISDICTIONS . . . . 12
          (C)  SERVICE OF PROCESS. . . . . 12
          (D)  WAIVER OF JURY TRIAL. . . . 12
          (E)  WAIVER OF BOND. . . . . . . 13
          (F)  ADVICE OF COUNSEL . . . . . 13



SCHEDULE 1     --   LOCATIONS
                    WHERE UCC-1
                    FINANCING
                    STATEMENTS ARE
                                        TO BE FILED

  SECURITY AGREEMENT


    This SECURITY AGREEMENT
("Agreement"), dated as of March 14, 1997 is made by Aegis Acceptance Corp., a Delaware corporation ("AAC") and Aegis Consumer
Finance, Inc., a Delaware corporation ("ACF" and together with AAC, the "Grantors" and each a "Grantor") and III Finance, Ltd., a Cayman Islands company ("III Finance") and III Global, Ltd., a
Cayman Islands company ("III Global", and together with III Finance, the "Secured Parties" and each a "Secured Party").

           PRELIMINARY STATEMENT

    WHEREAS, the Grantors have entered into
a Loan and Security Agreement, dated as of February 28, 1994 with III Finance, pursuant to which III Finance agreed to lend to the Grantors up to $50,000,000 on a revolving basis for the purchase and leasing of new and used automobiles, light trucks, vans and minivans (the
"Lease Warehouse Facility");

    WHEREAS, pursuant to that certain Loan
and Security Agreement, of even date herewith
(the "Loan Agreement"), between the Secured
Parties and Aegis Auto Finance, Inc., a Delaware corporation and an Affiliate of the Grantors (the
"Borrower"), the Secured Parties have agreed to lend to the Borrower up to $50,000,000 on a revolving credit basis (the "Loan Warehouse
Facility") and in order to secure all indebtedness of the Borrower evidenced by such Loan
Warehouse Facility and other obligations of the Borrower relating thereto (all such obligations hereinafter referred to as the "Obligations"), the Grantors have agreed to grant to the Secured
Parties the security interest described herein; and

    WHEREAS, it is a condition precedent
under the Loan Warehouse Facility that this Agreement be entered into between the Grantors and the Secured Parties;

    NOW, THEREFORE, in consideration of
the premises set forth herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

    SECTION 1.   Defined Terms.  Unless
otherwise defined herein, terms defined in the Indenture are used herein as therein defined, and the following terms shall have the following meanings (such meanings being equally applicable to both the singular and the plural forms of the terms defined):

    "Agreement" shall mean this Security
Agreement, as the same may from time to time be amended, restated, modified or supplemented, and shall refer to this Agreement as the same may be in effect at the time such reference becomes operative.

    "Automobile" shall mean the new or used
automobile, light truck, van or minivan that is purchased by the Grantors for lease to a particular lessee.

    "Collateral" shall have the meaning given such term in Section 2 hereof.

    "Dealer" shall mean an automobile dealer that enters into a Dealer Agreement with a Grantor or an Affiliate of a Grantor.

    "Dealer Agreement" shall mean an
agreement between a Dealer and a Grantor or an Affiliate of a Grantor, pursuant to which the Grantors or an Affiliate of the Grantors agrees to purchase Automobiles for leasing to Users.

    "Designee Agreement" shall mean that
certain Designee Agreement delivered by Norwest
Bank Minnesota, N.A. on February 28, 1994 in connection with that certain Trust Agreement of the same date with respect to the Lease Warehouse
Facility, and designating III Finance as the beneficiary of a security interest in the Automobiles.

    "Financing Agreements"  shall mean all
agreements, instruments and documents,
including, without limitation, the Dealer
Agreement, the Servicing Agreement, the Leases, the Titles, the notes and all other assignments, security agreements, loan agreements, notes, guarantees, certificates of title, subordination agreements, pledges, powers of attorney, consents, assignments, contracts, notices, leases, financing statements, instruments, documents and all other written matter whether heretofore, now or hereafter executed by or on behalf of any Grantor in connection with the transactions contemplated by the Lease Warehouse Facility.

    "Indenture Trustee" shall mean Norwest
Bank Minnesota, N.A., a national banking association, in its capacity as indenture trustee under that certain indenture dated as of March __, 1997 with the Borrower in connection with the issuance by the Borrower of subordinated debentures.

    "Insurance Policies" shall have the
meaning set forth in Section 2(c) hereof.

    "Lease" shall mean, with respect to each Receivable, the related lease pursuant to which the User leases an Automobile.

    "Lease Warehouse Facility" shall have the meaning set forth in the first preliminary statement hereof.

    "Lien" shall mean any security interest, charge, pledge, option or lien or other encumbrance of any nature, whether arising under contract or by operation of law.

    "Obligations" shall have the meaning given such term in the second preliminary statement hereof.

    "Receivables" shall mean the right to
receive all payments due under the Leases identified to III Finance in connection with the Lease Warehouse Facility.

    "Servicing Agreement" shall mean that
certain Master Servicing Agreement by and between Aegis Capital Markets, Inc. and a
Servicer, as amended and supplemented by that certain letter agreement dated as of October 25, 1993 by and between the Grantors and the Servicer or any other servicing agreement relating to the Receivables or Leases.

    "Servicer" shall mean American Lenders
Facilities, Inc., a California corporation or any other servicer under a Servicing Agreement.

    "Servicer's File" shall mean, with respect to each Receivable, the original Lease, Title, all original instruments modifying the terms and conditions of such Receivable, the original endorsements or assignments of such Lease, factory invoices and work orders describing the Automobile, the bill of sale and guaranty of title, insurance policies, tax receipts, property and casualty insurance policies or binders naming the Servicer as loss payee or additional named insured, as is appropriate, insurance premium receipts, ledger sheets, payment records, insurance claim files and correspondence, all documentation in connection with any modification, release, accommodation, cosigning or guaranty of the Receivable and any other documentation executed or otherwise obtained in connection with any Receivable which the Servicer is required to hold under the terms of the Servicing Agreement.

    "Title" shall mean, with respect to each Receivable, the original certificate or other instrument or registration evidencing ownership of the related Automobile, which certificate, other instrument or registration shall identify a Grantor as owner.

    "UCC" shall mean the Uniform
Commercial Code as the same may, from time to time, be in effect in the State of New York;
provided, however, in the event that, by reason of mandatory provisions of law, any or all of the attachment, perfection or priority of the Secured
Parties security interest in any Collateral is governed by the Uniform Commercial Code as in effect in a jurisdiction other than the State of New
York, the term "UCC" shall mean the Uniform
Commercial Code as in effect in such other jurisdiction for purposes of the provisions hereof relating to such attachment, perfection or priority and for purposes of definitions related to such provisions.

    "User" shall mean the obligor under a
Receivable.

    SECTION 2   Grant of Security.  To
secure the prompt and complete payment,
observance and performance of the Obligations, the Grantors hereby grant, assign and pledge to the Secured Parties, a security interest in all of Grantors' right, title and interest in and to the following, whether now owned or existing or hereafter arising or acquired and wheresoever located and whether the same comprise accounts, instruments, chattel paper, general intangibles or inventory (the "Collateral"):

    (a)  All of such Grantors' right, title and
interest in and to the Receivables, the related
Leases and the Automobiles leased thereunder, including all rights to the Titles evidencing ownership of such Automobiles and all rights under any Dealer Agreements with respect to such Automobiles.

    (b)  All documents and instruments,
including all books, records, files, tapes, correspondence, and other information or materials relating to the Receivables, the Leases, the Titles, the Automobiles and any Dealer
Agreement, whether now or hereafter delivered to, or in the possession, custody or control of, either Grantor, any Servicer or subservicer, any Dealer and/or any Secured Party.

    (c)  All amounts received or receivable by
a Grantor from any Dealer pursuant to the terms of any Dealer Agreement, and all amounts received or receivable by a Grantor from the Servicer or any subservicer pursuant to the terms of any Servicing Agreement relating to the Receivables or the Leases, all net proceeds received by virtue of liquidation of any Receivables or Automobiles, any proceeds received under any property damage, casualty or other insurance policy with respect to any Receivable or Automobile, all proceeds received under the insurance policies required to be maintained under the Lease Warehouse Facility
("Insurance Policies") with respect to claims made thereunder and any and all interest of the Grantors in any Insurance Policies or any other property damage, casualty or other insurance policies as the same relate to the Automobiles, the Leases and/or the Receivables.

    (d)  All right, title and interest of the
Grantors in and to any hedging or depository accounts required to be maintained in connection with the Lease Warehouse Facility, and any and all cash deposited by the Grantors, or by any Dealer in any such accounts, and all investments held in and all rights with respect to such accounts.

    (e)  Any and all interest of any Grantors in
and under the Servicing Agreement.

    (f)  All cash and non-cash proceeds of the
foregoing items (a) - (e) and the documents pertaining thereto, together with whatever is receivable or received when any of items (a) through (e) or the proceeds thereof are sold, collected, leased or exchanged or otherwise disposed of, whether such disposition is voluntary or involuntary and also includes, without limitation, all rights to payment with respect to any cause of action affecting or relating to the foregoing and all additions thereto, substitutions therefor and replacements thereof.

    SECTION 3.   Security for Obligations;
Subordination of Security Interest.  This
Agreement secures the payment of all Obligations of the Borrower now or hereafter existing under the Loan Agreement. The parties hereby agree that the security interest granted to the Secured
Parties hereunder shall be subordinate to any security interest granted by the Grantors to III
Finance in connection with the Lease Warehouse
Facility.

    SECTION 4.   Grantors Remain
Liable. Anything herein to the contrary notwithstanding, (a) Grantors shall remain solely liable under the contracts and agreements included in the Collateral to the extent set forth therein to perform all of their duties and obligations thereunder to the same extent as if this Agreement had not been executed, (b) the exercise by the Secured Parties of any of their rights hereunder shall not release the Grantors from any of their duties or obligations under the contracts and agreements included in the Collateral, and (c) the Secured Parties shall have no responsibility, obligation or liability under the contracts and agreements included in the Collateral by reason of this Agreement, nor shall the Secured Parties be required or obligated, in any manner, to
(i) perform or fulfill any of the obligations or duties of the Grantors thereunder, (ii) make any payment, or make any inquiry as to the nature or sufficiency of any payment received by the Grantors or the sufficiency of any performance by any party under any such contract or agreement or (iii) present or file any claim, or take any action to collect or enforce any claim for payment assigned hereunder.

    SECTION 5.   Representations and
Warranties. The Grantors represent and warrant, as of the date of this Agreement and as of each date hereafter until termination of this Agreement pursuant to Section 21:

    (a)  The correct corporate names of the
Grantors are set forth in the first paragraph of this Agreement. The chief place of business and chief executive office of the Grantors are located at the address of the Grantors set forth below each Grantor's signature on this Agreement.

    (b)  The Grantors are the legal and
beneficial owners of the Collateral free and clear of all liens except for the Lien granted to III
Finance under the Lease Warehouse Facility and the Lien granted to the Indenture Trustee in connection with the issuance by the Borrower of subordinated debentures.

    (c)  This Agreement creates in favor of the
Secured Parties a legal, valid and enforceable security interest in the Collateral. When financing statements have been filed in the appropriate offices against the Grantors in the locations listed on Schedule 1, the Secured Parties will have a lien on, and security interest in, the Collateral in which a security interest may be perfected by such filing, subject only to liens permitted by this Agreement.

    (d)  No authorization, approval or other
action by, and no notice to or filing with, any governmental authority, other than such that has already been taken or made and which is in full force and effect, is required (i) for the grant by the Grantors of the security interest in the Collateral granted hereby, (ii) the execution, delivery or performance of this Agreement by the Grantors or (iii) for the exercise by the Secured
Parties of any of their rights or remedies hereunder.

    SECTION 6.   Perfection and Maintenance
of Security Interest and Lien. The Grantors agree that until all of the Obligations have been fully satisfied, the Secured Parties' security interests in and liens on and against the Collateral and all proceeds and products thereof, shall continue in full force and effect. The Grantors shall perform any and all steps reasonably requested by the Secured Parties to perfect, maintain and protect the Secured Parties' security interests in and liens on and against the Collateral granted or purported to be granted hereby or to enable the Secured
Parties to exercise their rights and remedies hereunder with respect to any Collateral, including, without limitation, (i) executing and filing financing or continuation statements, or amendments thereof, in form and substance reasonably satisfactory to the Secured Parties,
(ii) delivering to the Secured Parties all certificates and other instruments (including, without limitation, all letters of credit on which the Grantors are named as beneficiaries) representing or evidencing Collateral, which certificates or other instruments have been duly endorsed and are accompanied by duly executed instruments of transfer or assignment, (iii) marking conspicuously each document, contract, chattel paper and all records pertaining to the Collateral with a legend, in form and substance satisfactory to the Secured
Parties, indicating that such document, contract, chattel paper, or Collateral is subject to the security interest granted hereby and (iv) executing and delivering an amendment to the Designee
Agreement to reflect the security interest granted hereby and any and all further instruments and documents, and taking all further action, as the Secured Parties may reasonably request.

    SECTION 7.   Financing Statements.  To
the extent permitted by applicable law, the Grantors hereby authorize the Secured Parties to file one or more financing or continuation statements and amendments thereto, disclosing the security interest granted to the Secured Parties under this Agreement without the Grantors' signatures appearing thereon and the Secured
Parties agree to notify the Grantors when such a filing has been made. The Grantors agree that, to the extent permitted by applicable law, a carbon, photographic, photostatic, or other reproduction of this Agreement or of a financing statement is sufficient as a financing statement.

    SECTION 8.   Filing Costs.  The Grantors
shall pay the costs of, or incidental to, all recordings or filings of all financing statements, including, without limitation, any filing expenses incurred by the Secured Parties pursuant to
Section 7.

    SECTION 9.   Schedule of Collateral.  The
Grantors shall furnish to the Secured Parties from time to time statements and schedules further identifying and describing the Collateral and such other reports in connection with the Collateral as the Secured Parties may reasonably request, all in reasonable detail.

    SECTION 10.  Grantor Covenants. The
Grantors covenant and agree with the Secured
Parties that from and after the date of this Agreement and until termination of this Agreement pursuant to Section 21, the Grantors shall:

    (a)  maintain adequate books, accounts and
records and prepare all financial statements required hereunder in accordance with generally accepted accounting principles and, once per calendar year after reasonable notice, and at any time after the occurrence and during the continuance of an Event of Default, permit employees or agents of the Secured Parties at any reasonable time to inspect the properties of the Grantors and to examine or audit their books, accounts and records and make copies and memo-

randa thereof;

    (b)  maintain, or shall cause the Servicer
and each subservicer under the Lease Warehouse
Facility to maintain pursuant to the terms of the Servicing Agreement, all records necessary for compliance with the exception to withholding for portfolio interest under Section 871(h) of the Internal Revenue Code;

     (c) furnish to the Secured Parties such
periodic, special, or other reports and information as reasonably requested by the Secured Parties;

    (d) maintain and keep in force in adequate amounts insurance with responsible and reputable companies or implement and maintain a reasonable program of self-insurance, and accept no self-insurance risks which are substantially greater than those historically carried by the Grantors;

    (e)  pay or cause to be paid all insurance
premiums with respect to the Insurance Policies and all charges and fees relating thereto;

    (f) not compromise, extend, release or
adjust payments on any Leases or Receivables, except upon full payment thereof or as provided in the Servicing Agreement; provided, that any Grantor may, consistent with its present business practices and subject to the rights of the Secured
Parties from and after an Event of Default, compromise, extend, release or adjust payments on, or otherwise take possession of an Automobile in respect of a delinquent Receivable or other past-due Receivable in an effort to maximize the collectibility thereof;

    (g)  not transfer, sell or assign any
Receivable or Lease to any Person other than III
Finance, or deliver or permit delivery of any Lease to any Person other than III Finance or the Servicer prior to the repayment in full of the related Receivable, or deliver or permit delivery of any Title to any Person other than III Finance or the Servicer prior to the recovery in full of any residual value with respect to the related
Automobile;

    (h) not grant, create, incur, permit or suffer to exist any Lien upon any Collateral except for the Liens granted to III Finance pursuant to the Lease Warehouse Facility, to the Secured Parties to secure the Obligations hereunder, or to the Indenture Trustee in connection with the issuance by the Borrower of subordinated debentures; and

    (i) not change the location of their chief executive office and principal place of business from Newport Tower, 525 Washington Street,
29th Floor, Jersey City, New Jersey 07310, (b) change their name or (c) change their identity or corporate structure to such an extent that any financing statement filed in connection with this Agreement would become seriously misleading, unless the Grantors shall have given the Secured
Parties at least 30 days prior written notice thereof and prior to effecting any such change, taken such steps as the Secured Parties may deem necessary or desirable to continue the perfection and priority of the Liens in favor of the Secured Parties granted in connection herewith.

    SECTION 11. The Secured Parties
Appointed Attorneys-in-Fact. The Grantors hereby irrevocably appoint the Secured Parties as the Grantors' attorneys-in-fact, with full authority in the place and stead of the Grantors and in the name of the Grantors or otherwise, from time to time in the Secured Parties' discretion, to take any action and to execute any instrument which the Secured Parties may deem necessary or advisable to accomplish the purposes of this Agreement, upon the occurrence of an Event of Default, to:

    (a)  perform any obligation of the Grantors
under the Lease Warehouse Facility in a Grantor's name or otherwise;

    (b)  notify any Person obligated on any
Collateral of the rights of the Secured Parties hereunder;

    (c)  enter into any extension, settlement or
compromise agreement relating to or affecting the Collateral and, in connection therewith, to sell, transfer or dispose of any of the Collateral, and take such action as the Secured Parties may deem proper and apply any money or property received in exchange for any of such Collateral to any of the Obligations, including, without limitation, directing the Servicer to remit to the Secured
Parties all funds held by the Servicer on account of the Collateral;

    (d)  sell, transfer, dispose of or otherwise
release any of the Collateral;

    (e)  endorse, deliver evidence of title,
enforce and collect by legal action or otherwise any of the Collateral;

    (f)  receive payment or performance in
connection with any insurance claims, claims for breach of warranty or any other claims concerning any of the Collateral; and

    (g) protect, defend and preserve the
Collateral and any rights or interests of the Secured Parties with regard thereto, including, without limitation, filing or prosecution of any third party claim or other legal action or proceed-

ing which the Secured Parties deem necessary to protect any of the rights, interests or priorities of the Secured parties with respect to any of the Collateral.

    SECTION 12.  The Secured Parties May
Perform. If the Grantors fail to perform any agreement contained herein, the Secured Parties may, upon three days' prior notice to the Grantors, perform, or cause performance of, such agreement, and the expenses of the Secured Parties incurred in connection therewith shall be payable by the Grantors under Section 18.

    SECTION 13.  Secured Parties' Duties.
The powers conferred on the Secured Parties here-

under are solely to protect their interest in the Collateral and shall not impose any duty upon either Secured Party to exercise any such powers.
Except for the safe custody of any Collateral in their possession and the accounting for moneys ac-

tually received by them hereunder, the Secured
Parties shall not have any duty as to any Collateral. The Secured Parties shall be deemed to have exercised reasonable care in the custody and preservation of the Collateral in their possession if the Collateral is accorded treatment substantially equal to that which the Secured
Parties accord their own property, it being understood that the Secured Parties shall be under no obligation to take any necessary steps to preserve rights against prior parties or any other rights pertaining to any Collateral, but may do so at their option, and all reasonable expenses incurred in connection therewith shall be for the sole account of the Grantors or the Borrower and shall be added to the Obligations.

    SECTION 14.  Remedies.  (a)  If any
Event of Default shall have occurred and be continuing:

    (i)  the Secured Parties shall have, in
addition to other rights and remedies provided for
herein or otherwise available to them, all the
rights and remedies of a Secured Party upon
default under the UCC (whether or not the UCC
applies to the affected Collateral) and further, the
Secured Parties may, without notice, demand or
legal process of any kind (except as may be
required by law), all of which the Grantors waive,
at any time or times, (x) enter Grantors' owned or
leased premises and take physical possession of
the Collateral and maintain such possession on
Grantors' owned or leased premises, at no cost to
the Secured Parties, or remove the Collateral, or
any part thereof, to such other place(s) as the
Secured Parties may desire, (y) require the
Grantors to, and the Grantors hereby agree that
they will at their expense and upon request of the
Secured Parties forthwith, assemble all or any part
of the Collateral as directed by the Secured Parties
and make it available to the Secured Parties at a
place to be designated by the Secured Parties
which is reasonably convenient to the Secured
Parties and (z) without notice except as specified
below, sell, lease, assign, grant an option or
options to purchase or otherwise dispose of the
Collateral or any part thereof at public or private
sale, at any exchange, broker's board or at any of
the offices of the Secured Parties or elsewhere, for
cash, on credit or for future delivery, and upon
such other terms as the Secured Parties may deem
commercially reasonable.  The Grantors agree
that, to the extent notice of sale shall be required
by law, at least ten (10) days' notice to the
Grantors of the time and place of any public sale
or the time after which any private sale is to be
made shall constitute reasonable notification.   The
Secured Parties shall not be obligated to make any sale of Collateral regardless of notice of sale having been given. The Secured Parties may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned;

    (ii) the Secured Parties shall apply all cash proceeds received by the Secured Parties in respect of any sale of, collection from, or other realization upon all or any part of the Collateral
(after payment of any amounts payable to the Secured Parties pursuant to Section 18), against all or any part of the Obligations in such order as may be required by the Loan Agreement, or, to the extent not specified therein, as is determined by the Secured Parties. Any surplus of such cash or cash proceeds held by the Secured Parties and remaining after payment in full of all the Obligations shall be paid over to the Grantors or to whomsoever may be lawfully entitled to receive such surplus;

    (b)  the Grantors waive all claims, damages
and demands against the Secured Parties arising out of the repossession, retention or sale of any of the Collateral or any part or parts thereof, except any such claims, damages and awards arising out of the gross negligence or willful misconduct of the Secured Parties, as determined in a final non-appealable judgment of a court of competent jurisdiction; and

    (c)  The rights and remedies provided
under this Agreement are cumulative and may be exercised singly or concurrently and are not exclusive of any rights and remedies provided by law or equity.

    SECTION 15.  Exercise of Remedies.   In
connection with the exercise of their remedies pursuant to Section 14, the Secured Parties may,
(i) exchange, enforce, waive or release any portion of the Collateral and any other security for the Obligations, (ii) apply such Collateral or security and direct the order or manner of sale thereof as the Secured Parties may, from time to time, determine and (iii) settle, compromise, collect or otherwise liquidate any such Collateral or security in any manner following the occurrence of a Default, without affecting or impairing the Secured Parties' rights to take any other further action with respect to any Collateral or security or any part thereof.

    SECTION 16.  Injunctive Relief.  The
Grantors recognize that in the event the Grantors fail to perform, observe or discharge any of their obligations or liabilities under this Agreement, any remedy of law may prove to be inadequate relief to the Secured Parties; therefore, the Grantors agree that the Secured Parties, if they so determine and request, shall be entitled to temporary and permanent injunctive relief in any such case without the necessity of proving actual damages.

    SECTION 17.  Interpretation and
Inconsistencies; Merger.

    (a) The rights and duties created by this Agreement shall, in all cases, be interpreted consistently with, and shall be in addition to (and not in lieu of), the rights and duties created by the Loan Agreement.

    (b)  Except as provided in subsection (a)
above, this Agreement represents the final agreement of the Grantors and the Secured Parties with respect to the matters contained herein and may not be contradicted by evidence of prior or contemporaneous agreements, or subsequent oral agreements, between the Grantors and the Secured
Parties.

    SECTION 18.  Expenses.  The Grantors
will upon demand pay to the Secured Parties the amount of any and all reasonable expenses, including the reasonable fees and disbursements of their counsel and of any experts and agents, incurred in connection with the enforcement of the Loan Agreement and/or of this Agreement.

    SECTION 19.  Amendments, Etc.  No
amendment or waiver of any provision of this Agreement nor consent to any departure by the Grantors herefrom shall in any event be effective unless the same shall be in writing and signed by the Secured Parties and the Grantors, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

    SECTION 20.  Notices.  All notices and
other communications provided for hereunder shall be delivered to the applicable party in writing, by telecopy, mail, messenger or overnight courier delivery, and to the address set forth below such party's name under this Agreement, or to another address as to which such party shall have informed the other party hereto by written notice given in the manner described above.

    SECTION 21.  Continuing Security
Interest; Termination.  (a) Except as provided in
Section 21(b), this Agreement shall create a
continuing security interest in the Collateral and
shall (i) remain in full force and effect until the
later of the payment or satisfaction in full of the
Obligations (other than contingent indemnity
obligations), (ii) be binding upon the Grantors,
their successors and assigns and (iii) inure,
together with the rights and remedies of the
Secured Parties hereunder, to the benefit of the
Secured Parties, their successors and assigns.
Nothing set forth herein or in the Loan Agreement
is intended or shall be construed to give any other
person any right, remedy or claim under, to or in
respect of this Agreement or any Collateral.   The
Grantors' successors and assigns shall include, without limitation, a receiver, trustee or debtor-in-possession thereof or therefor.

    (b)  Upon the payment in full in cash of
the Obligations (other than contingent indemnity obligations), this Agreement and the security interest granted hereby shall terminate and all rights to the Collateral shall revert to the Grantors.
Upon any such termination of security interest, the Grantors shall be entitled to the return, upon their request and at their expense, of such of the Collateral held by the Secured Parties as shall not have been sold or otherwise applied pursuant to the terms hereof and the Secured Parties will, at the Grantors' expense, execute and deliver to the Grantors such other documents as the Grantors shall reasonably request to evidence such termination.

    SECTION 22.  Severability; No Strict
Construction. It is the parties' intention that this Agreement be interpreted in such a way that it is valid and effective under applicable law.
However, if one or more of the provisions of this Agreement shall for any reason be found to be invalid or unenforceable, the remaining provisions of this Agreement shall be unimpaired.

    SECTION 23.  GOVERNING LAW.
ANY DISPUTE BETWEEN THE GRANTORS
AND THE SECURED PARTIES ARISING
OUT OF, CONNECTED WITH, RELATED
TO, OR INCIDENTAL TO THE
RELATIONSHIP ESTABLISHED BETWEEN
THEM IN CONNECTION WITH, THIS
AGREEMENT OR THE LOAN
AGREEMENT, AND WHETHER ARISING IN
CONTRACT, TORT, EQUITY, OR
OTHERWISE, SHALL BE RESOLVED IN
ACCORDANCE WITH THE INTERNAL
LAWS (INCLUDING SECTION 5-1401 OF
THE GENERAL OBLIGATIONS LAW BUT
OTHERWISE WITHOUT REGARD TO THE
CONFLICTS OF LAWS PROVISIONS) OF
THE STATE OF NEW YORK.

    SECTION 24.
CONSENT TO JURISDICTION; SERVICE OF
PROCESS; JURY TRIAL.

    (A)  EXCLUSIVE JURISDICTION.
EXCEPT AS PROVIDED IN SUBSECTION (B),
EACH OF THE PARTIES HERETO AGREES
THAT ALL DISPUTES BETWEEN THEM
ARISING OUT OF, CONNECTED WITH,
RELATED TO, OR INCIDENTAL TO THE
RELATIONSHIP ESTABLISHED BETWEEN
THEM IN CONNECTION WITH THIS AGREE-

MENT OR THE LOAN AGREEMENT,
WHETHER ARISING IN CONTRACT, TORT,
EQUITY, OR OTHERWISE, SHALL BE
RESOLVED EXCLUSIVELY BY STATE OR
FEDERAL COURTS LOCATED IN NEW
YORK, NEW YORK, BUT THE PARTIES
HERETO ACKNOWLEDGE THAT ANY
APPEALS FROM THOSE COURTS MAY
HAVE TO BE HEARD BY A COURT
LOCATED OUTSIDE OF NEW YORK, NEW
YORK.  EACH OF THE PARTIES HERETO
WAIVES IN ALL DISPUTES BROUGHT
PURSUANT TO THIS SUBSECTION ANY
OBJECTION THAT IT MAY HAVE TO THE
LOCATION OF THE COURT CONSIDERING
THE DISPUTE.

    (B)  OTHER JURISDICTIONS.  THE
GRANTORS AGREE THAT THE SECURED
PARTIES SHALL HAVE THE RIGHT TO
PROCEED AGAINST THE GRANTORS OR
THEIR PROPERTY IN A COURT IN ANY
LOCATION TO ENABLE SUCH PERSON TO
(1) OBTAIN PERSONAL JURISDICTION OVER
THE GRANTORS OR (2) REALIZE ON THE
COLLATERAL OR ANY OTHER SECURITY
FOR THE OBLIGATIONS OR TO ENFORCE A
JUDGMENT OR OTHER COURT ORDER
ENTERED IN FAVOR OF SUCH PERSON.
THE GRANTORS AGREE THAT THEY WILL
NOT ASSERT ANY PERMISSIVE
COUNTERCLAIMS IN ANY PROCEEDING
BROUGHT BY SUCH PERSON TO REALIZE
ON THE COLLATERAL OR ANY OTHER
SECURITY FOR THE OBLIGATIONS OR TO
ENFORCE A JUDGMENT OR OTHER COURT
ORDER IN FAVOR OF SUCH PERSON.  THE
GRANTORS WAIVE ANY OBJECTION THAT
THEY MAY HAVE TO THE LOCATION OF
THE COURT IN WHICH SUCH PERSON HAS
COMMENCED A PROCEEDING DESCRIBED
IN THIS SUBSECTION.

    (C)  SERVICE OF PROCESS.  EACH
GRANTOR WAIVES PERSONAL SERVICE OF
ANY PROCESS UPON IT AND, AS
ADDITIONAL SECURITY FOR THE
OBLIGATIONS, IRREVOCABLY APPOINTS
CT CORPORATION SYSTEM, GRANTOR'S
REGISTERED AGENT, WHOSE ADDRESS IS
1633 BROADWAY, NEW YORK, NEW YORK
10019, AS GRANTOR'S AGENT FOR THE
PURPOSE OF ACCEPTING SERVICE OF
PROCESS ISSUED BY ANY COURT.  EACH
GRANTOR IRREVOCABLY WAIVES ANY
OBJECTION (INCLUDING, WITHOUT
LIMITATION, ANY OBJECTION OF THE
LAYING OF VENUE OR BASED ON THE
GROUNDS OF FORUM NON CONVENIENS)
WHICH IT MAY NOW OR HEREAFTER
HAVE TO THE BRINGING OF ANY SUCH
ACTION OR PROCEEDING WITH RESPECT
TO THIS AGREEMENT OR ANY OTHER
INSTRUMENT, DOCUMENT OR AGREEMENT
EXECUTED OR DELIVERED IN
CONNECTION HEREWITH IN ANY
JURISDICTION SET FORTH ABOVE.

    (D)  WAIVER OF JURY TRIAL.
EACH OF THE PARTIES HERETO
IRREVOCABLY WAIVES ANY RIGHT TO
HAVE A JURY PARTICIPATE IN RESOLV-

ING ANY DISPUTE, WHETHER SOUNDING
IN CONTRACT, TORT, OR OTHERWISE,
ARISING OUT OF, CONNECTED WITH,
RELATED TO OR INCIDENTAL TO THE
RELATIONSHIP ESTABLISHED BETWEEN
THEM IN CONNECTION WITH THIS
AGREEMENT OR THE LOAN AGREEMENT
OR ANY OTHER INSTRUMENT,
DOCUMENT OR AGREEMENT EXECUTED
OR DELIVERED IN CONNECTION
HEREWITH.  EACH OF THE PARTIES
HERETO AGREES AND CONSENTS THAT
ANY SUCH CLAIM, DEMAND, ACTION OR
CAUSE OF ACTION SHALL BE DECIDED
BY COURT TRIAL WITHOUT A JURY AND
THAT ANY PARTY HERETO MAY FILE AN
ORIGINAL COUNTERPART OR A COPY OF
THIS AGREEMENT WITH ANY COURT AS
WRITTEN EVIDENCE OF THE CONSENT
OF THE PARTIES HERETO TO THE
WAIVER OF THEIR RIGHT TO TRIAL BY
JURY.

    (E)  WAIVER OF BOND.  THE
GRANTORS WAIVE THE POSTING OF ANY
BOND OTHERWISE REQUIRED OF ANY
PARTY HERETO IN CONNECTION WITH
ANY JUDICIAL PROCESS OR PROCEEDING
TO REALIZE ON THE COLLATERAL OR
ANY OTHER SECURITY FOR THE
OBLIGATIONS OR TO ENFORCE ANY
JUDGMENT OR OTHER COURT ORDER
ENTERED IN FAVOR OF SUCH PARTY, OR
TO ENFORCE BY SPECIFIC PERFORMANCE,
TEMPORARY RESTRAINING ORDER,
PRELIMINARY OR PERMANENT
INJUNCTION, THIS AGREEMENT.

    (F)  ADVICE OF COUNSEL.  EACH OF
THE PARTIES REPRESENTS TO EACH
OTHER PARTY HERETO THAT IT HAS
DISCUSSED THIS AGREEMENT AND,
SPECIFICALLY, THE PROVISIONS OF THIS
SECTION 24, WITH ITS COUNSEL.

    IN WITNESS WHEREOF, the Grantors
have caused this Agreement to be duly executed and delivered by their officers thereunto duly authorized as of the date first above written.



    AEGIS ACCEPTANCE CORP.


                                  By:___
                                  ______
                                  ______
                                  ______
                                  ______
                                  ____

                                  Name:
                                    Title:


    Address:    Newport Tower

               525 Washington Street

               29th Floor

               Jersey City, New Jersey
07310


    Telecopy:  (201) 418-7370




    AEGIS CONSUMER FINANCE, INC.


                                  By:___
                                  ______
                                  ______
                                  ______
                                  ______
                                  ____

                                  Name:
                                    Title:


    Address:    Newport Tower

               525 Washington Street

               29th Floor

               Jersey City, New Jersey
07310


    Telecopy:  (201) 418-7370




    III FINANCE, LTD.


                                  By:___
                                  ______
                                  ______
                                  ______
                                  ______
                                  ____

                                  Name:
                                    Title:



    Address:    c/o Admiral Administration
Ltd.

               P.O. Box 32021, SMB

               Anchorage Centre, 2nd Floor

               Grand Cayman, Cayman
Islands

               British West Indies


    Telecopy:  (354) 949-0705



    III GLOBAL, LTD.


                                  By:___
                                  ______
                                  ______
                                  ______
                                  ______
                                  ____

                                  Name:
                                    Title:


    Address:    c/o Admiral Administration
Ltd.

               P.O. Box 32021, SMB

               Anchorage Centre, 2nd Floor

               Grand Cayman, Cayman
Islands

               British West Indies


    Telecopy:  (354) 949-0705
                 SCHEDULE 1
                     to
             SECURITY AGREEMENT
         dated as of March ___, 1997



            LOCATIONS WHERE UCC-1
       FINANCING STATEMENTS ARE TO BE
FILED




                  Attached.



I:\AHC_COM\10_105_9.WPD   May 14, 1997 (4:52p)